Exhibit 10.1

Execution Version

LIMITED WAIVER AND AMENDMENT TO CREDIT AGREEMENT

This LIMITED WAIVER AND AMENDMENT TO CREDIT AGREEMENT, dated as of September 22, 2009 (this “Waiver and Amendment”), is entered into by MOMENTIVE PERFORMANCE MATERIALS HOLDINGS INC., a Delaware corporation (“Holdings”), MOMENTIVE PERFORMANCE MATERIALS INC., a Delaware corporation (“Intermediate Holdings”), MOMENTIVE PERFORMANCE MATERIALS USA INC., a Delaware corporation (the “U.S. Borrower”), MOMENTIVE PERFORMANCE MATERIALS GMBH (formerly known as BLITZ 06-103 GMBH), a company organized under the laws of Germany (the “German Borrower” and, together with the U.S. Borrower, the “Borrowers”), each Subsidiary Loan Party party hereto, the Lenders signatory hereto (the “Consenting Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, Holdings, Intermediate Holdings, the Borrowers, the Administrative Agent, the Lenders and the other parties thereto have entered into that certain Credit Agreement dated as of December 4, 2006 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers have requested that the Revolving Facility Lenders agree to amend and waive certain provisions of the Credit Agreement as set forth herein;

WHEREAS, the Consenting Lenders, constituting at least the Majority Lenders under the Revolving Credit Facility, are willing to amend and waive certain provisions of the Credit Agreement on the terms and subject to the conditions set forth herein; and

NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

2. Amendments. The Credit Agreement is hereby amended, effective as of the Waiver and Amendment Effective Date (as defined below), as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in proper alphabetical sequence:

“Limited Waiver and Amendment” shall mean that certain Limited Waiver and Amendment to Credit Agreement, dated as of September 22, 2009, among Holdings, Intermediate Holdings, the Borrowers, each Subsidiary Loan Party party thereto, the Administrative Agent and the Lenders party thereto.

“Waiver and Amendment Effective Date” shall mean the date on which the Limited Waiver and Amendment becomes effective in accordance with its terms.

(b) Section 1.01 of the Credit Agreement is hereby amended by adding at the end of the definition of “Pricing Grid” the following:

“Notwithstanding the foregoing or anything else in this Agreement or any other Loan Document, on and after the Waiver and Amendment Effective Date, the Applicable Margin with respect to Revolving Facility Loans and Swingline Loans shall for all purposes be the otherwise Applicable Margin from time to time with respect to Revolving Facility Loans and Swingline Loans plus an additional 1.25% per annum.”

3. Limited Waiver. (a) On the terms and subject to the conditions set forth herein (including, without limitation, the conditions set forth in Section 4(b) hereof) and in reliance on the representations and warranties set forth herein, the Consenting Lenders, constituting the Majority Lenders under the Revolving Credit Facility, hereby permanently (unless revoked pursuant to Section 4(b) hereof) waive compliance by Intermediate Holdings and its Subsidiaries with the Senior Secured Leverage Ratio test set forth in Section 6.11 of the Credit Agreement with respect to the fiscal quarters ending September 27, 2009 and December 31, 2009 (the “Waiver”).

(b) The Waiver is effective solely for the purposes set forth herein and shall be limited precisely as written and shall not in any event be deemed, except as expressly provided herein, (i) to be a waiver or modification of any term or condition of the Credit Agreement or any other Loan Document or (ii) to prejudice any right or remedy that the Administrative Agent or the Lenders may have at any time under or in connection with the Credit Agreement and the other Loan Documents.

4. Effectiveness. (a) This Waiver and Amendment will become effective on the date (the “Waiver and Amendment Effective Date”) on which the following conditions are first satisfied:

(i) Execution and delivery of this Waiver and Amendment, and receipt by the Administrative Agent of counterparts of this Waiver and Amendment (or photocopies thereof sent by fax, pdf or other electronic means, each of which shall be enforceable with the same effect as a signed original) executed and delivered by, Holdings, Intermediate Holdings, the U.S. Borrower, the German Borrower, each domestic Subsidiary Loan Party, each foreign Subsidiary Loan Party as to which a signature can reasonably be obtained by September 22, 2009, and the Majority Lenders under the Revolving Credit Facility.

(ii) Receipt by the Administrative Agent in immediately available funds, for the pro rata benefit of each Revolving Facility Lender that has executed and delivered a counterpart signature page approving this Waiver and Amendment not later than 12:00 p.m., New York City time, on September 22, 2009, of a cash fee in an amount equal to 0.25% of each such Lender’s aggregate Revolving Facility Commitment as of September 22, 2009.

(iii) Receipt by the Administrative Agent in immediately available funds, to the extent invoiced at least one day prior to the otherwise applicable Waiver and Amendment Effective Date, of payment of all reasonable out-of-pocket expenses, including the fees and expenses of counsel, incurred by the Administrative Agent in connection with this Waiver and Amendment.

(iv)(i) Each of the representations and warranties made by Holdings, Intermediate Holdings, each of the Borrowers, and each Subsidiary Loan Party in Section 5 below shall be true and correct in all material respects on and as of the Waiver and Amendment Effective Date as if made on and as of such date, except to the extent that such representations and warranties refer to an earlier date, in which case they were true in all material respects as of such earlier date and (ii) both before and after giving effect this Waiver and Amendment, no Default or Event of Default shall have occurred and be continuing.

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(b) Notwithstanding anything contained herein or in any other Loan Document, the continuing effectiveness of the Waiver shall be subject to the following condition (it being understood and agreed that, in the event the following condition shall at any time fail to be satisfied, the Waiver shall immediately and automatically be revoked and shall no longer be effective for any purpose whatsoever and each of Intermediate Holdings and its Subsidiaries, including each Borrower, shall be required to comply with the Financial Performance Covenant set forth in Section 6.11 of the Credit Agreement with respect to the fiscal quarters ending September 27, 2009 and December 31, 2009): from and after the Waiver and Amendment Effective Date and until the delivery of the financial statements and related certificate for the fiscal quarter ending March 28, 2010 required by Sections 5.04(c) and (d) of the Credit Agreement, each of Holdings, Intermediate Holdings and each Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly and whether or not permitted by the Credit Agreement or any other Loan Document, (i) make any Restricted Payment, other than Restricted Payments expressly permitted under Sections 6.06(a), (b) (other than clause (iv) thereof to the extent such Restricted Payment is for the purpose of directly or indirectly funding any payment restricted pursuant to the immediately following clause (ii) of this paragraph 4(b)), (c), (d), (f), (g), and (i) of the Credit Agreement as such clauses exist as of the Waiver and Amendment Effective Date or (ii) make any payment, whether in cash, property, securities or a combination thereof, pursuant to Sections 6.07(b)(v) (to the extent such payment is made directly or indirectly to the Fund or any Fund Affiliate), (ix), (xi) (to the extent such payment is made directly or indirectly to the Fund or any Fund Affiliate), (xii) (other than the payment of reasonable out-of-pocket costs and indemnities to the Fund or any Fund Affiliate thereunder in the ordinary course of business) or (xiv) of the Credit Agreement or pursuant to any other clause in Section 6.07(b) of the Credit Agreement if such clause is amended, waived or otherwise modified after the Waiver and Amendment Effective Date so as to allow such a payment to be made to the Fund or any Fund Affiliate that was not permitted under such clause as of the Waiver and Amendment Effective Date. For the avoidance of doubt, the preceding condition shall not restrict payments expressly permitted under Sections 6.07(b)(iv) of the Credit Agreement as such clause exists as of the Waiver and Amendment Effective Date.

5. Representation and Warranties. Each of Holdings, Intermediate Holdings, each Borrower, and each Subsidiary Loan Party hereby represents and warrants to the Administrative Agent and each Lender that:

(a) Authorization; No Conflicts. The execution, delivery and performance by each of the Loan Parties of this Waiver and Amendment (a) has been duly authorized by all corporate, stockholder, partnership or limited liability company action required to be obtained by such Loan Parties and (b) will not (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents (including any partnership, limited liability company or operating agreements) or by-laws of any such Loan Party, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which any such Loan Party is a party of by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, give rise to a right of or result in any cancellation or acceleration of any right of obligation (including any payment) or to a loss of a material benefit under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this clause (b), would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (iii) result in the creation of imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by any such Loan Party, other than Permitted Liens.

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(b) Enforceability. This Waiver and Amendment has been duly executed and delivered by each Loan Party that is party hereto and thereto and constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditor’s rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity of law) and (iii) implied covenants of good faith and fair dealing. Neither the execution, delivery or performance of this Waiver and Amendment, nor the performance of the transactions contemplated hereby, will adversely affect the validity, perfection or priority of the Administrative Agent’s Lien on any of the Collateral or its ability to realize thereon.

(c) Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority or third party is or will be required in connection with the execution, delivery or performance by each Loan Party of this Waiver and Amendment or the consummation of the transactions contemplated hereby, except for such actions, consents and approvals as have been made or obtained and are in full force and effect.

(d) Incorporation of Representations and Warranties from the Credit Agreement. Each of the representations and warranties made by Holdings, Intermediate Holdings and each of the Borrowers in Article III of the Credit Agreement are true in all material respects on and as of the date hereof as if made on and as of such date, except to the extent that such representations and warranties refer to an earlier date, in which case they were true in all material respects as of such earlier date.

(e) No Default. Both before and after giving effect to this Waiver and Amendment, no Default or Event of Default has occurred and is continuing.

6. Acknowledgement and Consent. Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Waiver and Amendment and consents to the waiver and amendment effected pursuant to this Waiver and Amendment. Each Loan Party hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which it is a party (in each case as such terms are defined in the applicable Loan Document). Each Loan Party acknowledges and agrees that, except as expressly set forth herein, each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that, except as expressly set forth herein, all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Waiver and Amendment. Each Loan Party (other than Holdings, Intermediate Holdings and the Borrowers) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Waiver and Amendment, such Loan Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the waiver and amendment effected through this Waiver and Amendment and (ii) nothing in the Credit Agreement, this Waiver and Amendment or any other Loan Document shall be deemed to require the consent of such Loan Party to any future amendments or waivers to the Credit Agreement.

7. Foreign Subsidiary Loan Parties. Each of Intermediate Holdings and each of the Borrowers hereby covenants and agrees that any foreign Subsidiary Loan Party that has not executed the Waiver and Amendment as of the Waiver and Amendment Effective Date shall execute and deliver to the Administrative Agent a counterpart signature page, in the form and manner set forth under Section 4(a) hereof, approving this Waiver and Amendment as soon as reasonably practicable and in any event not later than 5:00 p.m., New York City time, on October 15, 2009 (unless the Administrative Agent agrees to extend or waive such date in its sole discretion).

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8. Continuing Effect of the Credit Agreement.

(a) This Waiver and Amendment is limited solely to the matters expressly set forth herein and does not constitute a waiver or amendment of any Loan Document, except as specifically waived or amended herein, or any agreement to consent to or waive any future action or event. As waived and amended hereby, the Credit Agreement remains in full force and effect. Upon the effectiveness of this Waiver and Amendment, each reference in the Credit Agreement and in any exhibits attached thereto to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended and waived hereby.

(b) Except as expressly set forth herein, this Waiver and Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document and, except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a further consent to, or any waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

9. Applicable Law. THIS WAIVER AND AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

10. Miscellaneous. This Waiver and Amendment shall constitute a Loan Document and shall be administered and construed pursuant to the Credit Agreement. The provisions of Sections 9.11 through 9.15 of the Credit Agreement shall apply with like effect to this Waiver and Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

MOMENTIVE PERFORMANCE MATERIALS HOLDINGS INC.

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich Title: President & CEO

MOMENTIVE PERFORMANCE MATERIALS INC.

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich Title: President & CEO

MOMENTIVE PERFORMANCE MATERIALS USA INC.

By:	/s/ Anthony S. Colatrella
Name: Anthony S. Colatrella Title: Chief Financial Officer

MOMENTIVE PERFORMANCE MATERIALS GMBH (formerly known as BLITZ 06-103 GMBH)

By:	/s/ Anthony S. Colatrella
Name: Anthony S. Colatrella Title: Chief Financial Officer & Managing Director

Signature Page to Limited Waiver and Amendment to Credit Agreement

MOMENTIVE PERFORMANCE MATERIALS WORLDWIDE INC.

By:	/s/ Gregory P. Rustowicz
Name: Gregory P. Rustowicz Title: Treasurer

MOMENTIVE PERFORMANCE MATERIALS CHINA SPV INC.

By:	/s/ Gregory P. Rustowicz
Name: Gregory P. Rustowicz Title: Treasurer

MOMENTIVE PERFORMANCE MATERIALS SOUTH AMERICA INC.

By:	/s/ Gregory P. Rustowicz
Name: Gregory P. Rustowicz Title: Treasurer

MPM SILICONES, LLC By its sole member MOMENTIVE PERFORMANCE MATERIALS USA INC.

By:	/s/ Gregory P. Rustowicz
Name: Gregory P. Rustowicz Title: Treasurer

Signature Page to Limited Waiver and Amendment to Credit Agreement

JUNIPER BOND HOLDINGS I LLC By its sole member MOMENTIVE PERFORMANCE MATERIALS USA INC.

By:	/s/ Gregory P. Rustowicz
Name: Gregory P. Rustowicz Title: Treasurer

JUNIPER BOND HOLDINGS II LLC By its sole member MOMENTIVE PERFORMANCE MATERIALS USA INC.

By:	/s/ Gregory P. Rustowicz
Name: Gregory P. Rustowicz Title: Treasurer

JUNIPER BOND HOLDINGS III LLC By its sole member MOMENTIVE PERFORMANCE MATERIALS USA INC.

By:	/s/ Gregory P. Rustowicz
Name: Gregory P. Rustowicz Title: Treasurer

JUNIPER BOND HOLDINGS IV LLC By its sole member MOMENTIVE PERFORMANCE MATERIALS USA INC.

By:	/s/ Gregory P. Rustowicz
Name: Gregory P. Rustowicz Title: Treasurer

Signature Page to Limited Waiver and Amendment to Credit Agreement

MOMENTIVE PERFORMANCE MATERIALS QUARTZ, INC.

By:	/s/ Douglas A. Johns
Name: Douglas A. Johns Title: Secretary & General Counsel

MOMENTIVE PERFORMANCE MATERIALS CANADA ULC

By:	/s/ Douglas A. Johns
Name: Douglas A. Johns Title: Secretary & General Counsel

Signature Page to Limited Waiver and Amendment to Credit Agreement

MOMENTIVE PERFORMANCE MATERIALS HOLDING GMBH

By:	/s/ Dr. Ian R. Moore
Name: Dr. Ian R. Moore Title: Geschäftsführer/General Manager

By:	/s/ Dr. Michael Immenkeppel
Name: Dr. Michael Immenkeppel Title: Geschäftsführer/General Manager

MOMENTIVE PERFORMANCE MATERIALS QUARTZ GMBH

By:	/s/ Dr. Michael Immenkeppel
Name: Dr. Michael Immenkeppel Title: Geschäftsführer/General Manager

By:	/s/ Wolf U. Lehmann
Name: Wolf U. Lehman Title: Chief Financial Officer/Managing Director

MOMENTIVE PERFORMANCE MATERIALS SUISSE SARL

By:	/s/ Dr. Ian R. Moore
Name: Dr. Ian R. Moore Title: Geschäftsführer/General Manager

Signature Page to Limited Waiver and Amendment to Credit Agreement

MOMENTIVE PERFORMANCE MATERIALS JAPAN LLC

By:	/s/ John C. Dandolph
Name: John C. Dandolph Title: CFO – Asia Pacific

NAUTILUS PACIFIC FOUR PTE LTD

By:	/s/ John C. Dandolph
Name: John C. Dandolph Title: CFO – Asia Pacific

NAUTILUS PACIFIC TWO PTE LTD

By:	/s/ John C. Dandolph
Name: John C. Dandolph Title: CFO – Asia Pacific

MOMENTIVE PERFORMANCE MATERIALS ASIA PACIFIC PTE LTD

By:	/s/ John C. Dandolph
Name: John C. Dandolph Title: CFO – Asia Pacific

Signature Page to Limited Waiver and Amendment to Credit Agreement

MOMENTIVE PERFORMANCE MATERIALS PTE LTD

By:	/s/ John C. Dandolph
Name: John C. Dandolph Title: CFO – Asia Pacific

MOMENTIVE PERFORMANCE MATERIALS SINGAPORE PTE LTD

By:	/s/ John C. Dandolph
Name: John C. Dandolph Title: CFO – Asia Pacific

TA HOLDING PTE LTD

By:	/s/ John C. Dandolph
Name: John C. Dandolph Title: CFO – Asia Pacific

MOMENTIVE PERFORMANCE MATERIALS HONG KONG LTD

By:	/s/ John C. Dandolph
Name: John C. Dandolph Title: CFO – Asia Pacific

Signature Page to Limited Waiver and Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Stacey Haimes
Name: Stacey Haimes Title: Executive Director

Signature Page to Limited Waiver and Amendment to Credit Agreement

SIGNATURE PAGE TO

LIMITED WAIVER AND AMENDMENT

DATED AS OF SEPTEMBER 22, 2009

TO THE MOMENTIVE PERFORMANCE MATERIALS

CREDIT AGREEMENT DATED AS OF DECEMBER 4, 2006

To approve the Limited Waiver and Amendment:

General Electric Capital Corporation as a Lender

By:	/s/ Garrett T. Hall
Name: Garrett T. Hall Title: Duly Authorized Signatory

Signature Page to Limited Waiver and Amendment to Credit Agreement

SIGNATURE PAGE TO

LIMITED WAIVER AND AMENDMENT

DATED AS OF SEPTEMBER 22, 2009

TO THE MOMENTIVE PERFORMANCE MATERIALS

CREDIT AGREEMENT DATED AS OF DECEMBER 4, 2006

To approve the Limited Waiver and Amendment:

ABN AMRO Bank N.V. as a Lender

By:	/s/ Neil J. Bivona
Name: Neil J. Bivona Title: Senior Vice President

By:	/s/ Parker H. Douglas
Name: Parker H. Douglas Title: Senior Vice President

Signature Page to Limited Waiver and Amendment to Credit Agreement

SIGNATURE PAGE TO

LIMITED WAIVER AND AMENDMENT

DATED AS OF SEPTEMBER 22, 2009

TO THE MOMENTIVE PERFORMANCE MATERIALS

CREDIT AGREEMENT DATED AS OF DECEMBER 4, 2006

To approve the Limited Waiver and Amendment:

Royal Bank of Canada as a Lender

By:	/s/ William J. Caggiano
Name: William J. Caggiano Title: Authorized Signatory

Signature Page to Limited Waiver and Amendment to Credit Agreement

SIGNATURE PAGE TO

LIMITED WAIVER AND AMENDMENT

DATED AS OF SEPTEMBER 22, 2009

TO THE MOMENTIVE PERFORMANCE MATERIALS

CREDIT AGREEMENT DATED AS OF DECEMBER 4, 2006

To approve the Limited Waiver and Amendment:

Sumitomo Mitsui Banking Corporation as a Lender

By:	/s/ Yoshihiro Hyakutome
Name: Yoshihiro Hyakutome Title: General Manager

Signature Page to Limited Waiver and Amendment to Credit Agreement

SIGNATURE PAGE TO

LIMITED WAIVER AND AMENDMENT

DATED AS OF SEPTEMBER 22, 2009

TO THE MOMENTIVE PERFORMANCE MATERIALS

CREDIT AGREEMENT DATED AS OF DECEMBER 4, 2006

To approve the Limited Waiver and Amendment:

JPMORGAN CHASE BANK, N.A. as a Lender

By:	/s/ Stacey Haimes
Name: Stacey Haimes Title: Executive Director

Signature Page to Limited Waiver and Amendment to Credit Agreement

SIGNATURE PAGE TO

LIMITED WAIVER AND AMENDMENT

DATED AS OF SEPTEMBER 22, 2009

TO THE MOMENTIVE PERFORMANCE MATERIALS

CREDIT AGREEMENT DATED AS OF DECEMBER 4, 2006

To approve the Limited Waiver and Amendment:

UBS Loan Finance LLC as a Lender

By:	/s/ Marie Haddad
Name: Marie Haddad Title: Associate Director

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa Title: Associate Director

Signature Page to Limited Waiver and Amendment to Credit Agreement

SIGNATURE PAGE TO

LIMITED WAIVER AND AMENDMENT

DATED AS OF SEPTEMBER 22, 2009

TO THE MOMENTIVE PERFORMANCE MATERIALS

CREDIT AGREEMENT DATED AS OF DECEMBER 4, 2006

To approve the Limited Waiver and Amendment:

STYX PARTNERS, L.P. as a Lender
By:	Styx Associates LLC, its General Partner

By:	/s/ Kevin Genda
Name: Kevin Genda Title: Senior Managing Director

Signature Page to Limited Waiver and Amendment to Credit Agreement